Exhibit 99.1

FALCONSTOR SOFTWARE, INC.
2018 STOCK INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

THIS AGREEMENT (the “Agreement”) is made effective as of May 31, 2019 (the “Grant Date”), between FalconStor Software, Inc., a Delaware corporation (the “Company”), and [ ] (the “Participant”):

RECITALS:

WHEREAS, the Company has adopted the FalconStor Software, Inc. 2018 Stock Incentive Plan (the “Plan”), which Plan is incorporated herein by reference and made a part of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and

WHEREAS, the Committee has determined that it would be in the best interests of the Company and its shareholders to grant the restricted stock provided for herein to the Participant pursuant to the Plan and the terms set forth herein.

NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:

1. Grant of Restricted Stock. The Company hereby grants to the Participant [ ] shares of Restricted Stock (the “Restricted Shares”) on the terms and conditions hereinafter set forth. The vesting of ten percent of the Restricted Shares shall be time-based (the “Tranche 1 Shares”). The vesting of 45% of the Restricted Shares shall vest in accordance with Section 2(b) (the “Tranche 2 Shares”) and the vesting of forty-five percent of the Restricted Shares shall vest in accordance with Section 2(c) (the “Tranche 3 Shares”). The Company will notify its transfer agent of these vesting conditions.

2. Vesting.

(a) The Tranche 1 Shares shall vest (the “Tranche 1 Vesting Date”) with respect to twenty five percent (25%) of the Tranche 1 Shares immediately upon grant on the Grant Date and subsequently with respect to twenty five percent (25%) of the Tranche 1 Shares on each anniversary of the Grant Date through the third anniversary of the Grant Date (for an aggregate of 100% of the Tranche 1 Shares), subject to the Participant’s continued employment in good standing with the Company on each such vesting date.

(b) The Tranche 2 Shares shall vest (the “Tranche 2 Vesting Date”) with respect to one hundred percent (100%) of the Tranche 2 Shares upon the Preferred Investors (as defined herein) including Hale Capital Partners, L.P. and its Affiliates (“Hale”) receiving cash proceeds in return on its Invested Capital (whether such cash derives from interest payments, debt repayment, dividends, distributions, sale of equity or otherwise) in the Company and its subsidiaries which cash proceeds equal no less than one times its Invested Capital (as defined below) plus a four percent (4%) annual return on such Invested Capital, compounded annually and subject to the Participant’s continued employment in good standing with the Company on the Tranche 2 Vesting Date. The term “Preferred Investors” refers to the holders of the Company’s Series A Convertible Preferred Stock and the holders of the Company’s senior secured debt (the “Term Loan”) secured by all of the assets of the Company and guaranteed by each of the Company’s domestic subsidiaries, having an interest rate of prime plus 0.75% and a maturity date of June 30, 2021. The term “Invested Capital” means the amount of capital invested by the Preferred Investors in the Company and its subsidiaries, whether in the form of debt, equity or otherwise, but excluding investments by the Preferred Investors made by open market purchases of Shares on the principal trading market for the Shares.

(c) The Tranche 3 Shares shall vest (the “Tranche 3 Vesting Date”) with respect to one hundred percent (100%) of the Tranche 3 Shares upon a Change of Control and subject to the Participant’s continued employment in good standing with the Company on the Tranche 3 Vesting Date.

(d) In the event of the Participant’s death or “Disability” (as defined herein), a minimum of twenty five percent (25%) of the Restricted Shares, as determined by the Committee, shall vest immediately, subject to the Participant’s continued employment in good standing with the Company for a period of at least twelve (12) months prior to such death or “Disability”.

(e) At any time, the portion of the Restricted Shares which has become vested as described above is hereinafter referred to as the “Vested Portion”.

(f) If the Participant’s employment with the Company is terminated for any reason, the Restricted Shares shall, to the extent not then vested, be canceled by the Company without consideration.

(g) For purposes of this Agreement, “Change of Control” means that (A) the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into another Person, Persons or “group” (as that term is used in Section 13(d) of the Act and as defined in Rule 13d-5 thereunder) or any Affiliate or associate of any such Person, Persons or group (“Subject Entity”) where the holders of a majority of the Company’s outstanding Shares immediately prior to the consolidation or merger do not continue to own at least 50.1% of the surviving corporation, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties and assets of the Company and its subsidiaries, or (iii) make, or be subject to or have the Shares be subject to or party to one or more Subject Entities making, a purchase, tender or exchange offer that is accepted by the holders of at least either (x) 50.1% of the outstanding Shares, or (y) such number of Shares such that all Subject Entities making or party to, or Affiliated with any Subject Entity making or party to, such purchase, tender or exchange offer, become collectively the beneficial owners (as defined in Rule 13d-3 under the Act) of at least 50.1% of the outstanding Shares, or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more Subject Entities whereby all such Subject Entities, individually or in the aggregate, acquire, either (x) at least 50.1% of the outstanding Shares, or (y) such number of Shares such that the Subject Entities become collectively the beneficial owners (as defined in Rule 13d-3 under the Act) of at least 50.1% of the outstanding Shares, (B) any Subject Entity individually or the Subject Entities in the aggregate is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding Shares, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of either (x) at least 50.1% of the aggregate ordinary voting power of the Company’s capital securities (as determined on an as-converted to common stock basis), or (y) a percentage of the aggregate ordinary voting power represented by issued and outstanding Shares or other equity securities of the Company sufficient to allow such Subject Entities to effect a statutory short form merger or other transaction requiring other stockholders of the Company to surrender their Shares without approval of the stockholders of the Company, or (C) if the Committee determines in good faith that the issuance of or the entering into any other instrument or transaction structured in a manner to circumvent, or that circumvents, the intent of this definition in which case this definition shall be construed and implemented in a manner otherwise than in strict conformity with the terms hereof to the extent necessary to correct this definition or any portion hereof which may be defective or inconsistent with the intended treatment of such instrument or transaction. Notwithstanding the foregoing, the transfer by Hale, or the issuance by the Company, to other Company stockholders of securities in connection with the Company’s recently completed financing of Units consisting of the Term Loan, Warrants and Series A Convertible Preferred Stock held by Hale shall not constitute a Change of Control, even if as a result of such financing or the transactions contemplated thereby a shareholder became the beneficial owner (as defined in Rule 13d-3 under the Act) of at least 50% of the Company’s outstanding Shares. In addition, unless deemed a Change of Control by the Committee and Hale, a Change of Control shall have not occurred if, (i) as a result of any of the transactions set forth above all of the Company’s obligations to the holders of the Company’s Series A Convertible Preferred Stock or under the Term Loan are not paid in full, and (ii) the Company’s obligations to the holders of the Series A Convertible Preferred Stock and under the Term Loan are not assumed by the applicable buyer.

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3. Other Vesting Provisions.

(a) Employment. Subject to the provisions of the Plan and this Agreement and the requirement that the vesting of Restricted Shares shall not constitute or otherwise trigger an “Ownership Change” of the Company pursuant to Section 382 of the Internal Revenue Code, the Restricted Shares will continue to vest prior to the earliest to occur of:

(i) one year following the date of the Participant’s termination of employment due to death or “Disability”;

(ii) ninety (90) days following the date of the Participant’s termination of employment by the Company or any of its subsidiaries without “Cause” (other than by reason of death or “Disability); and

(iii) upon the Participant’s (x) termination of employment by the Company or any of its subsidiaries for “Cause” or (y) termination by the Participant of his or her employment for any reason.

For purposes of this Agreement:

“Cause” has the meaning given to it in the Participant’s employment agreement, or if the Participant is not subject to an employment agreement then “Cause” means as determined by the Board, (i) indictment of the Participant for a felony; (ii) conduct by the Participant in connection with his employment duties or responsibilities that is fraudulent or grossly negligent; (iii) willful misconduct by the Participant; (iv) the Participant’s contravention in any material respect of specific written lawful directions related to a material duty or responsibility which is directed to be undertaken from the Board or the person to whom the Participant reports; (v) any acts by the Participant which constitute embezzlement, misappropriation or breach of fiduciary duty resulting or intending to result in personal gain or enrichment at the expense of the Company, its subsidiaries or Affiliates; (vi) the Participant’s failure to comply with any ongoing confidentiality, non-solicitation and non-competition obligations between the Participant and the Company, its subsidiaries or Affiliates; (vii) the Participant’s repeated failure or refusal to perform his or her principal duties and responsibilities, if such failure or refusal is not cured within ten (10) business days after written notice thereof to the Participant by the Company or any subsidiary; or (viii) the Participant’s continued failure to comply with a material policy of the Company, its subsidiaries or Affiliates after receiving notice from the Board of such failure to comply.

“Disability” has the meaning given to it in the Participant’s employment agreement, or if the Participant is not subject to an employment agreement then a Participant shall be deemed to have become permanently disabled for purposes of this Agreement if the Committee finds, upon the basis of medical evidence satisfactory to the Committee, that the Participant is totally disabled, whether due to physical or mental condition, so as to be prevented from engaging in further employment by the Company and that such disability will be permanent and continuous during the remainder of his or her life.

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(b) Sales Process.

(i) Notwithstanding any other provision of the Plan or this Agreement to the contrary, the Participant acknowledges that the resale of the Vested Portion by the Participant must be made pursuant to a registration statement relating to the resale of the Vested Portion Shares or an exemption from registration.

(ii) Notwithstanding any other provision of the Plan or this Agreement to the contrary, in order to protect the Company’s net operating loss asset and ensure that a net ownership change does not occur under Section 382 of the Code, the Restricted Shares may not vest without the prior written consent of the Company if the Company determines that the vesting of the Restricted Shares will trigger a net ownership change under Section 382 of the Code. In addition, the Restricted Shares may not vest if the ability of Hale to sell additional shares of Series A Convertible Preferred Stock would result in a net ownership change under Section 382 of the Code.

(iii) Upon the Company’s determination that the Restricted Shares have vested, the Company shall issue certificates in the Participant’s name for such Vested Portion Shares or notify the Company’s transfer agent of the vesting, not later than ten (10) business days following such determination. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to him, any loss of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.

4. Adjustments in Event of Change in Common Stock. In the event of any change in the outstanding Shares after the Effective Date by reason of any Share dividend or split, reorganization, recapitalization, merger, consolidation, spin-off, combination, combination or transaction or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends or any transaction similar to the foregoing, the Committee, without liability to any person, shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of Restricted Shares.

5. Intentionally Omitted.

6. No Right to Continued Employment; Discretionary Compensation. The granting of the Restricted Shares evidenced hereby and this Agreement shall impose no obligation on the Company or any Affiliate to continue the employment or service or consulting relationship of the Participant and shall not lessen or affect the Company’s or its Affiliate’s right to terminate the employment or service or consulting relationship of such Participant for any reason at any time. The Participant understands and agrees that all individual or team performance compensation, all compensation related to overall Company performance, and all compensation that is not base salary, is purely at the discretion of the Company and is not guaranteed.

7. Legend on Certificates. The certificates representing the Restricted Shares shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Restricted Shares are listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

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8. Transferability. Except as permitted by the Committee, the Restricted Shares may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by the Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. No such permitted transfer of the Restricted Shares to heirs or legatees of the Participant shall be effective to bind the Company unless the Committee shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

9. Confidentiality, Non-Solicitation and Non-Competition. Participant hereby acknowledges and agrees that the grant, and vesting of the Restricted Shares shall be subject to their abidance by the terms and conditions of the confidentiality, non-solicitation and non-competition sections of his or her Employment Agreement or Offer Letter, if any.

10. Property. The Participant acknowledges that all originals and copies of materials, records and documents generated by him or coming into his possession during his relationship with the Company or its subsidiaries and Affiliates are the sole property of the Company and its subsidiaries and Affiliates (“Company Property”). During the Participant’s employment with the Company or its Affiliates, and at all times thereafter, the Participant shall not remove, or cause to be removed, from the premises of the Company or its subsidiaries or Affiliates, copies of any record, file, memorandum, document, computer related information or equipment, or any other item relating to the business of the Company or its subsidiaries or Affiliates, except in furtherance of his duties under the Agreement. When the Participant’s relationship with the Company terminates, or upon request of the Company at any time, the Participant shall promptly deliver to the Company all copies of Company Property in his possession or control.

11. Nondisparagement. The Participant shall not at any time (whether during or after the Participant’s employment by the Company or its Affiliates) publish or communicate to any person or entity any Disparaging (as defined below) remarks, comments or statements concerning the Company, its parents, subsidiaries and Affiliates, and their respective present and former members, partners, directors, officers, shareholders, employees, agents, attorneys, successors and assigns. “Disparaging” remarks, comments or statements are those that impugn the character, honesty, integrity or morality or business acumen or abilities in connection with any aspect of the operation of business of the individual or entity being disparaged.

12. Remedies; Specific Performance. The Parties acknowledge and agree that the Participant’s breach or threatened breach of any of the restrictions set forth in Sections 10, 11 or 12 will result in irreparable and continuing damage to the Protected Parties for which there may be no adequate remedy at law and that the Protected Parties shall be entitled to equitable relief, including specific performance and injunctive relief as remedies for any such breach or threatened or attempted breach. The Participant hereby consents to the grant of an injunction (temporary or otherwise) against the Participant or the entry of any other court order against the Participant prohibiting and enjoining him from violating, or directing him to comply with any provision of Sections 10, 11 or 12. The Participant also agrees that such remedies shall be in addition to any and all remedies, including damages, available to the Protected Parties against him for such breaches or threatened or attempted breaches. In addition, without limiting the Protected Parties’ remedies for any breach of any restriction on the Participant set forth in Sections 10, 11 or 12, if the Participant breaches the covenants applicable to the Participant contained in Section 10, 11 or 12, the Restricted Shares, including the Vested Portion, shall be forfeited.

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13. Withholding. The Participant may be required to pay to the Company or any Affiliate and the Company shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of the Restricted Shares, its vesting or any payment or transfer under or with respect to the Restricted Shares and to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes.

14. Securities Laws. The Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws or with this Agreement.

15. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

16. Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAWS.

17. Waiver of Jury Trial. THE PARTIES HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR THE VALIDITY, INTERPRETATION OR ENFORCEMENT HEREOF. THE PARTIES AGREE THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND WOULD NOT ENTER INTO THIS AGREEMENT IF THIS SECTION WERE NOT PART OF THIS AGREEMENT.

**Signature Page Follows**

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18. Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

FALCONSTOR SOFTWARE, INC.

By:
Name:
Title:

Agreed and acknowledged as of the date first above written:

Name: